                                                                 Exhibit 99.1(i)

--------------------------------------------------------------------------------
                                  [CHASE Logo]

                               OFFICER CERTIFICATE

            Annual Statement as to Compliance for Calendar Year 2000

                  Commercial Mortgage Pass Through Certificates
              Series 1996-1 of Chase Commercial Mortgage Securities
                              Corp. (the "Company")

           Reference is hereby made to that certain Pooling and Servicing Agreement dated as of July 1, 1996 by and among Chase Commercial Mortgage Securities Corporation As Depositor, The Chase Manhattan Bank, as Servicer, Lennar Partners, Inc. as Special Servicer, LaSalle National Bank, as Trustee, with respect to Commercial Mortgage Pass-Through Certificates, Series 1996-1 (the "Agreement"). Capitalized terms used herein not otherwise defined shall the meanings assigned in the Agreement.

     1. A review of the activities of Chase Commercial Mortgage Bank (a unit of The Chase Manhattan Bank), as Servicer under the Pooling and Servicing Agreement, during the preceding year, and its performance under the Pooling Agreement, has been made under this officer's supervision; and

     2. To the best of this officer's knowledge, we have maintained an effective internal control system relating to our servicing of the Mortgaged Loans and have fulfilled our obligations throughout such year.

     3. The Servicer has received no notification regarding qualification, or challenging the status, of the Trust Fund as a REMIC from the IRS or any other governmental agency.

     4. Terms not separately defined herein have the meanings specified in the Pooling Agreement.


     IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the 13th day of March, 2001.

                                                  /s/ Janice Smith
                                         -------------------------
                                         Janice M. Smith, Vice President
                                         Chase Commercial Mortgage Bank



                               380 Madison Avenue, New York, NY 10017
--------------------------------------------------------------------------------

       ------------------------------------------------------------------
                     CHASE COMMERCIAL MORTGAGE BANKING CORP.
       ------------------------------------------------------------------

                                                                Exhibit 99.1(i)

                             CERTIFICATE OF OFFICER
                                       OF
                              LENNAR PARTNERS, INC.

                         Pooling and Servicing Agreement
   Dated as of July 1, 1996, (the "Agreement"), by and among Chase Commercial Mortgage Securities Corp., as Depositor, The Chase Manhattan Bank, as Servicer,
    LaSalle Bank N.A., as Trustee, ABN AMRO Bank, N.V., as Fiscal Agent, and
                   Lennar Partners, Inc., as Special Servicer
                                 (CHASE 1996-1)


The undersigned, Ronald E. Schrager, as Vice President of LENNAR PARTNERS, INC., a Florida Corporation (the "Company"), in accordance with section 3.13 of the Agreement, hereby certifies on behalf of the Company that (i) a review of the activities of the Company during the year ended December 31, 2000 and of the Company's performance under the Agreement has been performed under my supervision, (ii) to the best of my knowledge, based on such review, the Company has maintained an effective internal control system relating to its servicing of the Mortgage Loans serviced by the Company and has fulfilled in all material respects its obligations under this Agreement throughout such period ended December 31, 2000, and (iii) the Company has received no notice regarding qualification or challenging the status of either the Lower Tier REMIC or the Upper Tier REMIC as a REMIC from the IRS or any other governmental agency or body.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate as of the 1st day of March, 2001.

                                          /s/ Ronald E. Schrager
                                          -----------------------
                                          Ronald E. Schrager
                                          Vice President
                                          Lennar Partners, Inc.

                                                               Exhibit 99.1(ii)

--------------------------------------------------------------------------------
                                  [CHASE Logo]

                               OFFICER CERTIFICATE

            Annual Statement as to Compliance for Calendar Year 2000

                  Commercial Mortgage Pass Through Certificates
              Series 1996-2 of Chase Commercial Mortgage Securities
                              Corp. (the "Company")

         Reference is hereby made to that certain Pooling and Servicing Agreement dated as of December 1, 1996 by and among Chase Commercial Mortgage Securities Corporation As Depositor, The Chase Manhattan Bank, as Servicer, Lennar Partners, Inc., as Special Servicer, LaSalle National Bank, as Trustee, with respect to Commercial Mortgage Pass-Through Certificates, Series 1996-2 (the "Agreement'). Capitalized terms used herein not otherwise defined shall the meanings assigned in the Agreement.

     1. A review of the activities of Chase Commercial Mortgage Bank (a unit of The Chase Manhattan Bank), as Servicer under the Pooling and Servicing Agreement, during the preceding year, and its performance under the Pooling Agreement, has been made under this officer's supervision; and

     2. To the best of this officer's knowledge, we have maintained an effective internal control system relating to our servicing of the Mortgaged Loans and have fulfilled our obligations throughout such year.

     3. The Servicer has received no notification regarding qualification, or challenging the status, of the Trust Fund as a REMIC from the IRS or any other governmental agency.

     4. Terms not separately defined herein have the meanings specified in the Pooling Agreement.


     IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the 13th day of March, 2001.

                                             /s/ Janice Smith
                                      ------------------------------
                                      Janice M. Smith, Vice President
                                      Chase Commercial Mortgage Bank



                          380 Madison Avenue, New York, NY 10017

--------------------------------------------------------------------------------

               --------------------------------------------------
                     CHASE COMMERCIAL MORTGAGE BANKING CORP.
               --------------------------------------------------

                                                               Exhibit 99.1(ii)

                             CERTIFICATE OF OFFICER
                                       OF
                              LENNAR PARTNERS, INC.

                         Pooling and Servicing Agreement
 Dated as of December 1, 1996, (the "Agreement"), by and among Chase Commercial Mortgage Securities Corp., as Depositor, The Chase Manhattan Bank, as Servicer,
    LaSalle Bank N.A., as Trustee, ABN AMRO Bank, N.V., as Fiscal Agent, and
                   Lennar Partners, Inc., as Special Servicer
                                 (CHASE 1996-2)


The undersigned, Ronald E. Schrager, as Vice President of LENNAR PARTNERS, INC., a Florida Corporation (the "Company"), in accordance with section 3.13 of the Agreement, hereby certifies on behalf of the Company that (i) a review of the activities of the Company during the year ended December 31, 2000 and of the Company's performance under the Agreement has been performed under my supervision, (ii) to the best of my knowledge, based on such review, the Company has maintained an effective internal control system relating to its servicing of the Mortgage Loans serviced by the Company and has fulfilled in all material respects its obligations under this Agreement throughout such period ended December 31, 2000, and (iii) the Company has received no notice regarding qualification or challenging the status of either the Lower Tier REMIC or the Upper Tier REMIC as a REMIC from the IRS or any other governmental agency or body.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate as of the 1st day of March, 2001.

                                         /s/ Ronald E. Schrager
                                         ------------------------------
                                         Ronald E. Schrager
                                         Vice President
                                         Lennar Partners, Inc.

                                                              Exhibit 99.1(iii)

--------------------------------------------------------------------------------
                                  [CHASE Logo]

                               OFFICER CERTIFICATE

            Annual Statement as to Compliance for Calendar Year 2000

                  Commercial Mortgage Pass Through Certificates
              Series 1997-1 of Chase Commercial Mortgage Securities
                              Corp. (the "Company")

           Reference is hereby made to that certain Pooling and Servicing Agreement dated as of June 1, 1997 by and among Chase Commercial Mortgage Securities Corporation As Depositor, The Chase Manhattan Bank, as Servicer, AMRESCO, Inc as Special Servicer, LaSalle National Bank, as Trustee, with respect to Commercial Mortgage Pass-Through Certificates, Series 1997-1 (the "Agreement'). Capitalized terms used herein not otherwise defined shall the meanings assigned in the Agreement.

     1. A review of the activities of Chase Commercial Mortgage Bank (a unit of The Chase Manhattan Bank), as Servicer under the Pooling and Servicing Agreement, during the preceding year, and its performance under the Pooling Agreement, has been made under this officer's supervision; and

     2. To the best of this officer's knowledge, we have maintained an effective internal control system relating to our servicing of the Mortgaged Loans and have fulfilled our obligations throughout such year.

     3. The Servicer has received no notification regarding qualification, or challenging the status, of the Trust Fund as a REMIC from the IRS or any other governmental agency.

     4. Terms not separately defined herein have the meanings specified in the Pooling Agreement.


     IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the 13th day of March, 2001.

                                                  /s/ Janice Smith
                                         -------------------------
                                         Janice M. Smith, Vice President
                                         Chase Commercial Mortgage Bank



                                      380 Madison Avenue, New York, NY 10017

--------------------------------------------------------------------------------

            -------------------------------------------------------
                     CHASE COMMERCIAL MORTGAGE BANKING CORP.
            -------------------------------------------------------

                                                              Exhibit 99.1(iii)

[Lend Lease Real Estate Investments Logo]


March 12, 2001

VIA CERTIFIED MAIL
RETURN RECEIPT REQUESTED

LaSalle National Bank
135 South LaSalle Street

Suite 1740
Chicago, Illinois 60603
Attention:  Asset Back Securities Trust Services -
Chase Commercial Mortgage Securities Corp., Series 1997-1

Ladies & Gentlemen:

Reference is made to the Pooling and Servicing Agreement dated as of June 1, 1997, among Chase Commercial Mortgage Securities Corporation, as Depositor, The Chase Manhattan Bank, as Servicer, Midland Loan Services, L.P. ("MDS") as Special Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent, entered into in connection with Commercial Mortgage Pass-Through Certificates Series 1997-1 (the "PSA"). Effective August 1, 1998, AMRESCO Management, Inc. ("AMI") assumed all of its rights, duties and obligations as Special Servicer under the PSA. Effective March 17, 2000, AMRESCO Management, Inc., pursuant to an Assignment and Assumption Agreement of even date therewith, assigned all of its rights, duties and obligations under the PSA to Lend Lease Asset Management, L.P. ("LLAM").

As Vice President of Pearl Mortgage, Inc., General Partner of LLAM, I have delegated to specified officers ("Officers") the responsibility for reviewing and monitoring the activities of LLAM, and of our performance under the PSA.

Accordingly, pursuant to Section 3.13 of the PSA and in accordance with certifications made to me by each of the Officers, LLAM certifies the following:

(1) A review of the activities of LLAM for the period from March 17, 2000 to December 31, 2000, and of its performance under this PSA has been made under the supervision of the Officers, who have in turn been under my supervision;

(2) To the best of my knowledge and the Officers' knowledge, based on such review, LLAM has fulfilled its obligations as Special Servicer in all material respects under the PSA throughout the period from March 17, 2000 to December 31, 2000;

(3) No sub-servicers, other than affiliates of LLAM, were used by LLAM with respect to its duties under the PSA during the period from March 17, 2000 to December 31, 2000; and

LaSalle National Bank
March 12, 2001
Page 2


(4) To the best of my knowledge and the Officers' knowledge, LLAM has not received any notice regarding the qualification, or challenging the status of either the Lower-Tier REMIC or the Upper-Tier REMIC, as a REMIC from the Internal Revenue Service or any other governmental agency or body.

Please refer to the enclosed independent accountants' report dated February 21, 2001, delivered pursuant to Section 3.14 of the PSA, which discusses the results of their review of our activities under this PSA and which is incorporated herein by reference.

Very truly yours,

LEND LEASE ASSET MANAGEMENT, L.P.

By:  Pearl Mortgage, Inc., its General Partner

By /s/ Michael Carp
  ------------------------------------------
         Michael Carp
         Vice President
         Asset Management Division

Enclosures

cc:      Chase Commercial Mortgage Securities Corp.
         380 Madison Avenue
         New York, New York 10017
         Attn:  Jacqueline R. Slater, President

         Chase Commercial Mortgage Securities Corp.
         380 Madison Avenue
         New York, New York 10017
         Attn: Jeanne M. Mininall, Esq.

         The Chase Manhattan Bank
         450 West 33rd Street, 15th Floor
         New York, New York 10001
         Attn: Structured Finance Services (MBS)

         Duff & Phelps Credit Rating Co.
         55 E. Monroe Street, 35th Floor
         Chicago, IL 60603
         Attention: Structured Finance - Commercial Real Estate Monitoring

         LaSalle National Bank
         March 12, 2001

         Standard & Poor's Rating Service
         26 Broadway
         New York, NY 10004
         Attention:  Commercial Mortgage Surveillance

                                                                Exhibit 99.1(iv)
--------------------------------------------------------------------------------
                                  [CHASE Logo]

                               OFFICER CERTIFICATE

            Annual Statement as to Compliance for Calendar Year 2000

                  Commercial Mortgage Pass Through Certificates
              Series 1997-2 of Chase Commercial Mortgage Securities
                              Corp. (the "Company")

           Reference is hereby made to that certain Pooling and Servicing Agreement dated as of December 1, 1997 by and among Chase Commercial Mortgage Securities Corporation As Depositor, The Chase Manhattan Bank, as Servicer, Lennar Partners, Inc. as Special Servicer, State Street Bank & Trust Co., as Trustee, with respect to Commercial Mortgage Pass-Through Certificates, Series 1997-2 (the "Agreement'). Capitalized terms used herein not otherwise defined shall the meanings assigned in the Agreement.

     1. A review of the activities of Chase Commercial Mortgage Bank (a unit of The Chase Manhattan Bank), as Servicer under the Pooling and Servicing Agreement, during the preceding year, and its performance under the Pooling Agreement, has been made under this officer's supervision; and

     2. To the best of this officer's knowledge, we have maintained an effective internal control system relating to our servicing of the Mortgaged Loans and have fulfilled our obligations throughout such year.

     3. The Servicer has received no notification regarding qualification, or challenging the status, of the Trust Fund as a REMIC from the IRS or any other governmental agency.

     4. Terms not separately defined herein have the meanings specified in the Pooling Agreement.


     IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the 13th day of March, 2001.

                                              /s/ Janice Smith
                                         -------------------------
                                         Janice M. Smith, Vice President
                                         Chase Commercial Mortgage Bank



                                  380 Madison Avenue, New York, NY 10017

--------------------------------------------------------------------------------

             -----------------------------------------------------
                     CHASE COMMERCIAL MORTGAGE BANKING CORP.
             -----------------------------------------------------

                                                               Exhibit 99.1(iv)


                             CERTIFICATE OF OFFICER
                                       OF
                              LENNAR PARTNERS, INC.

                         Pooling and Servicing Agreement

 Dated as of December 1, 1997, (the "Agreement"), by and among Chase Commerical Mortgage Securities Corp., as Depositor, The Chase Manhattan Bank, as Servicer,
              State Street Bank and Trust Company, as Trustee, and
                   Lennar Partners, Inc., as Special Servicer
                                 (CHASE 1997-2)


The undersigned, Ronald E. Schrager, as Vice President of LENNAR PARTNERS, INC., a Florida Corporation (the "Company"), in accordance with section 3.13 of the Agreement, hereby certifies on behalf of the Company that (i) a review of the activities of the Company during the year ended December 31, 2000 and of the Company's performance under the Agreement has been performed under my supervision, (ii) to the best of my knowledge, based on such review, the Company has maintained an effective internal control system relating to its servicing of the Mortgage Loans serviced by the Company and has fulfilled in all material respects its obligations under this Agreement throughout such period ended December 31, 2000, and (iii) the Company has received no notice regarding qualification or challenging the status of either the Lower Tier REMIC or the Upper Tier REMIC as a REMIC from the IRS or any other governmental agency or body.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate as of the 1st day of March, 2001.

                                        /s/ Ronald E. Schrager
                                        ----------------------
                                        Ronald E. Schrager
                                        Vice President
                                        Lennar Partners, Inc.

                                                                Exhibit 99.1(v)

--------------------------------------------------------------------------------
                                  [CHASE Logo]

                               OFFICER CERTIFICATE

            Annual Statement as to Compliance for Calendar Year 2000

                  Commercial Mortgage Pass Through Certificates
              Series 1998-1 of Chase Commercial Mortgage Securities
                              Corp. (the "Company")

           Reference is hereby made to that certain Pooling and Servicing Agreement dated as of May 1, 1998 by and among Chase Commercial Mortgage Securities Corporation As Depositor, The Chase Manhattan Bank, as Servicer, ORIX Real Estate Capital Markets, LLC as Special Servicer, State Street Bank & Trust Co, as Trustee, with respect to Commercial Mortgage Pass-Through Certificates, Series 1998-1 (the "Agreement'). Capitalized terms used herein not otherwise defined shall the meanings assigned in the Agreement.

     1. A review of the activities of Chase Commercial Mortgage Bank (a unit of The Chase Manhattan Bank), as Servicer under the Pooling and Servicing Agreement, during the preceding year, and its performance under the Pooling Agreement, has been made under this officer's supervision; and

     2. To the best of this officer's knowledge, we have maintained an effective internal control system relating to our servicing of the Mortgaged Loans and have fulfilled our obligations throughout such year.

     3. The Servicer has received no notification regarding qualification, or challenging the status, of the Trust Fund as a REMIC from the IRS or any other governmental agency.

     4. Terms not separately defined herein have the meanings specified in the Pooling Agreement.


     IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the 13th day of March, 2001.

                                                       /s/ Janice Smith
                                               ------------------------------
                                               Janice M. Smith, Vice President
                                               Chase Commercial Mortgage Bank



                                    380 Madison Avenue, New York, NY 10017

--------------------------------------------------------------------------------

             -----------------------------------------------------
                     CHASE COMMERCIAL MORTGAGE BANKING CORP.
             -----------------------------------------------------

                                                   Exhibit 99.1(v)

                                                   ORIX Real Estate
                                                   Capital Markets, LLC
                                                   Paul Smyth
                                                   1717 Main Street, 12th Fl
                                                   Dallas, TX 75201
                                                   214-237-2010

March 12, 2001
                        ANNUAL STATEMENT AS TO COMPLIANCE
                                Special Servicing

Ladies and Gentlemen:

This Officer's Certificate is provided to you by ORIX Real Estate Capital Markets, LLC ("ORECM") pursuant to the terms outlined in the applicable sections of certain Agreements as referenced in the attached Exhibit A, relative to the securitization for which ORECM serves as Special Servicer.

The undersigned officer, on behalf of ORECM, hereby inform you (i) that, a review of the activities of ORECM as Special Servicer and of its performance under each respective Agreement under the Undersigned's supervision for the period of time commencing January 1, 2000 through December 31, 2000 or a portion thereof, (ii) that, to the best of such undersigned's knowledge, based on such review, it has fulfilled all of its obligations under the agreement and has maintained an effective internal control system relating to its servicing of the Loans serviced by it, throughout such period, and (iii) that, the undersigned has received no notice regarding qualification, nor challenging the status of the REMIC's from the IRS or any other governmental body.

Also, please find attached, an Annual Independent Public Accountant's Servicing Report performed by Pricewaterhouse Coopers, L.L.P. relative to the assets being serviced by ORECM for the period beginning January 1, 2000 through December 31, 2000.

Duplicates of these documents are being simultaneously sent to all parties listed on Exhibit B for receipt by March 15, 2001.

If you have any questions or comments relative to the attached documents, please call me at 214-237-2010.

Sincerely,

ORIX Real Estate Capital Markets, LLC
Special Servicer

By:      /s/ Paul Smyth
   ---------------------------------
         Paul Smyth
         Managing Director, Servicing

Attachments:      Annual Independent Public Accountant's Servicing Report
                  Exhibit A
                  Exhibit B

                                                               Exhibit 99.1(vi)


[GMAC Logo]
GMAC Commercial Mortgage
550 California Street, 12th Floor
San Franscisco, CA 94104
Tel. 415-835-9200
Fax 415-391-2949



                      Chase Commercial Mortgage Securities
                                  Series 1998-2
                        Annual Statement as to Compliance
              For the Period of January 1 through December 31, 2000

Pursuant to Section 3.13 of the Pooling and Servicing Agreement, I attest that:

(i.) A review of the activities of GMAC Commercial Mortgage as Special Servicer during the period, and of its performance under this Agreement, has been made under my supervision.

(ii.) To the best of my knowledge, based on such review, GMAC Commercial Mortgage as Special Servicer has maintained an effective internal control system over the servicing of the mortgage loans, and has fulfilled in all material respects its obligations under this Agreement throughout the period. However, during the period of January 1 through December 31, 2000, GMAC Commercial Mortgage as Special Servicer did not service any Specially Serviced Mortgaged Loans.

(iii.) GMAC Commercial Mortgage Corporation, as Master Servicer, has received no notice regarding qualifications, or challenging the status, of either the Lower-Tier REMIC or the Upper-Tier REMIC as a REMIC from the Internal Revenue Service or any other governmental agency or body.

BY:      /s/ Michelle Heisler                         Date:   2/15/01
         ---------------------------                       ------------
         Michelle Heisler
         Vice President, GMAC Commercial Mortgage Corporation

                                                                Exhibit 99.1(vi)

--------------------------------------------------------------------------------
                                  [CHASE Logo]

                               OFFICER CERTIFICATE

            Annual Statement as to Compliance for Calendar Year 2000

                  Commercial Mortgage Pass Through Certificates
              Series 1998-2 of Chase Commercial Mortgage Securities
                              Corp. (the "Company")

           Reference is hereby made to that certain Pooling and Servicing Agreement dated as of November 10, 1998 by and among Chase Commercial Mortgage Securities Corporation As Depositor, GMAC Commercial Mortgage, as Servicer, And as Special Servicer, State Street Bank & Trust Co, as Trustee, with respect to Commercial Mortgage Pass-Through Certificates, Series 1998-2 (the "Agreement'). Capitalized terms used herein not otherwise defined shall the meanings assigned in the Agreement.

     1. A review of the activities of Chase Commercial Mortgage Bank (a unit of The Chase Manhattan Bank), as Sub-Servicer under the Pooling and Servicing Agreement, and Sub-Servicing Agreement during the preceding year, and its performance has been made under this officer's supervision; and

     2. To the best of this officer's knowledge, we have maintained an effective internal control system relating to our servicing of the Mortgaged Loans and have fulfilled our obligations throughout such year.

     3. The Sub-Servicer has received no notification regarding qualification, or challenging the status, of the Trust Fund as a REMIC from the IRS or any other governmental agency.

     4. Terms not separately defined herein have the meanings specified in the Pooling Agreement.


     IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the 13 day of March, 2001.

                                                 /s/ Janice Smith
                                         ------------------------------
                                         Janice M. Smith, Vice President
                                         Chase Commercial Mortgage Bank



                             380 Madison Avenue, New York, NY 10017

--------------------------------------------------------------------------------

          ------------------------------------------------------------
                     CHASE COMMERCIAL MORTGAGE BANKING CORP.
          ------------------------------------------------------------

                                                               Exhibit 99.1(vii)

--------------------------------------------------------------------------------
                                  [CHASE Logo]

                               OFFICER CERTIFICATE

            Annual Statement as to Compliance for Calendar Year 2000

                  Commercial Mortgage Pass Through Certificates
              Series 1999-1 of Chase Commercial Mortgage Securities
                              Corp. (the "Company")

           Reference is hereby made to that certain Pooling and Servicing Agreement dated as of August 10, 1999 by and among Chase Commercial Mortgage Securities Corporation As Depositor, The Chase Manhattan Bank, as Servicer, Orix Real Estate Capital Markets, LLC as Special Servicer, State Street Bank & Trust Co, as Trustee, with respect to Commercial Mortgage Pass-Through Certificates, Series 1999-1 (the "Agreement'). Capitalized terms used herein not otherwise defined shall the meanings assigned in the Agreement.

     1. A review of the activities of Chase Commercial Mortgage Bank (a unit of The Chase Manhattan Bank), as Servicer under the Pooling and Servicing Agreement, and Sub-Servicing Agreement during the preceding year, and its performance has been made under this officer's supervision; and

     2. To the best of this officer's knowledge, we have maintained an effective internal control system relating to our servicing of the Mortgaged Loans and have fulfilled our obligations throughout such year.

     3. The Servicer has received no notification regarding qualification, or challenging the status, of the Trust Fund as a REMIC from the IRS or any other governmental agency.

     4. Terms not separately defined herein have the meanings specified in the Pooling Agreement.


     IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the 13 day of March, 2001.

                                                     /s/ Janice Smith
                                               -------------------------------
                                               Janice M. Smith, Vice President
                                               Chase Commercial Mortgage Bank



                                380 Madison Avenue, New York, NY 10017

--------------------------------------------------------------------------------

          -------------------------------------------------------------
                     CHASE COMMERCIAL MORTGAGE BANKING CORP.
          -------------------------------------------------------------

                                                               Exhibit 99.1(vii)

                                                    ORIX Real Estate
                                                    Capital Markets, LLC
                                                    Paul Smyth
                                                    1717 Main Street, 12th Fl
                                                    Dallas, TX 75201
                                                    214-237-2010

March 12, 2001

                        ANNUAL STATEMENT AS TO COMPLIANCE
                                Special Servicing

Ladies and Gentlemen:

This Officer's Certificate is provided to you by ORIX Real Estate Capital Markets, LLC ("ORECM") pursuant to the terms outlined in the applicable sections of certain Agreements as referenced in the attached Exhibit A, relative to the securitization for which ORECM serves as Special Servicer.

The undersigned officer, on behalf of ORECM, hereby inform you (i) that, a review of the activities of ORECM as Special Servicer and of its performance under each respective Agreement under the Undersigned's supervision for the period of time commencing January 1, 2000 through December 31, 2000 or a portion thereof, (ii) that, to the best of such undersigned's knowledge, based on such review, it has fulfilled all of its obligations under the agreement and has maintained an effective internal control system relating to its servicing of the Loans serviced by it, throughout such period, and (iii) that, the undersigned has received no notice regarding qualification, nor challenging the status of the REMIC's from the IRS or any other governmental body.

Also, please find attached, an Annual Independent Public Accountant's Servicing Report performed by Pricewaterhouse Coopers, L.L.P. relative to the assets being serviced by ORECM for the period beginning January 1, 2000 through December 31, 2000.

Duplicates of these documents are being simultaneously sent to all parties listed on Exhibit B for receipt by March 15, 2001.

If you have any questions or comments relative to the attached documents, please call me at 214-237-2010.

Sincerely,

ORIX Real Estate Capital Markets, LLC
Special Servicer

By:      /s/ Paul Smyth
   ---------------------------------
         Paul Smyth
         Managing Director, Servicing

Attachments:      Annual Independent Public Accountant's Servicing Report
                  Exhibit A
                  Exhibit B

                                                              Exhibit 99.1(vii)
[First Union National Bank Letterhead]
First Union Securities
NC1075
Structured Products Servicing
8739 Research Drive, URP4
Charlotte, NC 28288-1075


                              OFFICER'S CERTIFICATE

         Reference is hereby made to that certain Pooling and Servicing Agreement dated as of August 10, 1999 by and among Chase Commercial Mortgage Securities Corporation as Depositor, The Chase Manhattan Bank as Servicer, ORIX Real Estate Capital Markets, LLC as Special Servicer, and State Street Bank and Trust Company as Trustee, with respect to Commercial Mortgage Pass-Through Certificates, Series 1999-1 (the "Agreement"). Capitalized terms used herein not otherwise defined shall have the meanings assigned in the Agreement.

         Pursuant to the requirements of Section 3.01 of that certain Sub-Servicing Agreement, dated as of August 10, 1999 between First Union National Bank, (the "Sub-Servicer") and The Chase Manhattan Bank, (the "Servicer"), referencing Section 3.13 of the Agreement, I, Timothy S. Ryan, Vice President of the Sub-Servicer do hereby certify that:

         1. A review of the servicing operations of the Sub-Servicer during the period from January 1, 2000 through December 31, 2000 and of the Sub-Servicer's performance under the Sub-Servicing Agreement during such period has been made under my supervision; and

         2. To the best of our knowledge, based on such review, the Sub-Servicer has fulfilled all its obligations under the Sub-Servicing Agreement in all material respects throughout the period January 1, 2000 through December 31, 2000.

         3. The Sub-Servicer, has received no notice regarding qualification, or challenging the status, of any portion of the Trust Fund as a REMIC from the Internal Revenue Service or any other governmental agency or body.

         IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the 12th day of March, 2001.

/s/ Timothy S. Ryan
--------------------------------------------
Timothy S. Ryan, Vice President
First Union National Bank

                                                              Exhibit 99.1(viii)

                                  [GE Capital Real Estate Logo]
                                  [GE Capital Loan Services, Inc. Letterhead]
March 13, 2001

VIA FEDERAL EXPRESS

Wells Fargo Bank Minnesota, N.A     Orix Real Estate Capital Markets, LLC
(formerly Norwest Bank Minnesota,   as Special Servicer
National Association), as Trustee   1717 Main Street, 12th Floor
11000 Broken Land Parkway           Dallas, Texas 75201
Columbia, Maryland 21044-3562       Attention: Paul G. Smith
Attention: Joan Clark
         Corporate Trust Services (CMBS)
         Ref. Chase Commercial Mortgage
         Corp., Series 1999-2

Chase Commercial Mortgage Securities
Corp., as Depositer
270 Park Avenue
New York, NY 10017
Attention: Steven Z. Schwartz

         Re:      Annual Statement as to Compliance
                  Commercial Mortgage Pass-Through Certificates, Series 1999-2

In accordance with Section 3.13 of the Pooling and Servicing Agreement (the "Agreement") dated as of November 10, 1999, entered into in connection with the above-referenced Certificates, the undersigned officer of GE Capital Loan Services, Inc. (the "Servicer") hereby certifies that (i) a review of the activities of the Servicer for the preceding calendar year and of its performance under the Agreement has been made under such officer's supervision,
(ii) to the best of such officer's knowledge, based on such review, the Servicer has maintained an effective internal control system relating to its servicing of the Mortgage Loans serviced by it and has fulfilled all its obligation under the Agreement in all material respects throughout such period, and (iii) the Servicer has received no notice regarding qualification, or challenging to the status of any Loan REMIC, the Lower-Tier REMIC or the Upper-Tier REMIC as a REMIC from the Internal Revenue Service or any other governmental agency or body.

/s/ Pat McEntee
------------------------------------
Pat McEntee, Vice President, on behalf of GE Capital
Loan Services, Inc., in its capacity as Servicer

                                                            Exhibit 99.1(viii)

                                                      ORIX Real Estate
                                                      Capital Markets, LLC
                                                      Paul Smyth
                                                      1717 Main Street, 12th Fl
                                                      Dallas, TX 75201
                                                      214-237-2010

March 12, 2001
                        ANNUAL STATEMENT AS TO COMPLIANCE
                                Special Servicing

Ladies and Gentlemen:

This Officer's Certificate is provided to you by ORIX Real Estate Capital Markets, LLC ("ORECM") pursuant to the terms outlined in the applicable sections of certain Agreements as referenced in the attached Exhibit A, relative to the securitization for which ORECM serves as Special Servicer.

The undersigned officer, on behalf of ORECM, hereby inform you (i) that, a review of the activities of ORECM as Special Servicer and of its performance under each respective Agreement under the Undersigned's supervision for the period of time commencing January 1, 2000 through December 31, 2000 or a portion thereof, (ii) that, to the best of such undersigned's knowledge, based on such review, it has fulfilled all of its obligations under the agreement and has maintained an effective internal control system relating to its servicing of the Loans serviced by it, throughout such period, and (iii) that, the undersigned has received no notice regarding qualification, nor challenging the status of the REMIC's from the IRS or any other governmental body.

Also, please find attached, an Annual Independent Public Accountant's Servicing Report performed by Pricewaterhouse Coopers, L.L.P. relative to the assets being serviced by ORECM for the period beginning January 1, 2000 through December 31, 2000.

Duplicates of these documents are being simultaneously sent to all parties listed on Exhibit B for receipt by March 15, 2001.

If you have any questions or comments relative to the attached documents, please call me at 214-237-2010.

Sincerely,

ORIX Real Estate Capital Markets, LLC
Special Servicer

By:      /s/ Paul Smyth
   ---------------------------------
         Paul Smyth
         Managing Director, Servicing

Attachments:      Annual Independent Public Accountant's Servicing Report
                  Exhibit A
                  Exhibit B

                                                              Exhibit 99.1(viii)

                                  [CHASE Logo]

                               OFFICER CERTIFICATE

            Annual Statement as to Compliance for Calendar Year 2000

                  Commercial Mortgage Pass Through Certificates
              Series 1999-2 of Chase Commercial Mortgage Securities
                                      Corp.

           Reference is hereby made to that certain Pooling and Servicing Agreement dated as of November 10, 1999 by and among Chase Commercial Mortgage Securities Corporation As Depositor, GE Capital Loan Services, Inc., as Servicer, Orix Real Estate Capital Markets, LLC as Special Servicer, Norwest Bank Minnesota, NA, as Trustee, with respect to Commercial Mortgage Pass-Through Certificates, Series 1999-2 (the "Agreement'). Capitalized terms used herein not otherwise defined shall the meanings assigned in the Agreement.

     1. A review of the activities of Chase Commercial Mortgage Bank (a unit of The Chase Manhattan Bank), as Sub-Servicer under the Pooling and Servicing Agreement, and Sub-Servicing Agreement during the preceding year, and its performance has been made under this officer's supervision; and

     2. To the best of this officer's knowledge, we have maintained an effective internal control system relating to our servicing of the Mortgaged Loans and have fulfilled our obligations throughout such year.

     3. The Sub-Servicer has received no notification regarding qualification, or challenging the status, of the Trust Fund as a REMIC from the IRS or any other governmental agency.

     4. Terms not separately defined herein have the meanings specified in the Pooling Agreement.


     IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the 13 day of March, 2001.

                                                 /s/ Janice Smith
                                        -------------------------------
                                        Janice M. Smith, Vice President
                                        Chase Commercial Mortgage Bank



                              380 Madison Avenue, New York, NY 10017


               ---------------------------------------------------
                     CHASE COMMERCIAL MORTGAGE BANKING CORP.
               ---------------------------------------------------

                                                              Exhibit 99.1(ix)

                                  [CHASE Logo]

                               OFFICER CERTIFICATE

            Annual Statement as to Compliance for Calendar Year 2000

                   Chase Commercial Mortgage Securities Corp.
                  Commercial Mortgage Pass Through Certificates
                                  Series 2000-1

           Reference is hereby made to that certain Pooling and Servicing Agreement (the "Agreement") dated as of March 10, 2000 among Chase Commercial Mortgage Securities Corporation, as Depositor, The Chase Manhattan Bank, as Servicer, Lennar Partners, Inc., as Special Servicer, and State Street Bank and Trust Company, as Trustee. Capitalized terms used herein not otherwise defined shall the meanings assigned in the Agreement.

     1. A review of the activities of Chase Commercial Mortgage Bank (a unit of The Chase Manhattan Bank), as Servicer under the Pooling and Servicing Agreement, and Sub-Servicing Agreement, during the preceding year, and its performance has been made under this officer's supervision; and

     2. To the best of this officer's knowledge, we have maintained an effective internal control system relating to our servicing of the Mortgaged Loans and have fulfilled our obligations throughout such year.

     3. The Servicer has received no notification regarding qualification, or challenging the status, of the Trust Fund as a REMIC from the IRS or any other governmental agency.

     4. Terms not separately defined herein have the meanings specified in the Pooling Agreement.


     IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the 13 day of March, 2001.

                                                   /s/ Janice Smith
                                          -------------------------
                                          Janice M. Smith, Vice President
                                          Chase Commercial Mortgage Bank



                                380 Madison Avenue, New York, NY 10017

           ----------------------------------------------------------
                     CHASE COMMERCIAL MORTGAGE BANKING CORP.
           ----------------------------------------------------------

                                                               Exhibit 99.1(ix)

                             CERTIFICATE OF OFFICER
                                       OF
                              LENNAR PARTNERS, INC.

                         Pooling and Servicing Agreement
  dated as of March 10, 2000, (the "agreement"), by and among Chase Commercial Mortgage Securities Corp., as Depositer, The Chase Manhattan Bank, as Servicer, State Street Bank and Trust Company, as Trustee, and Lennar Partners, Inc., as
                                Special Servicer
                                 (CHASE 2000-1)

The undersigned, Ronald E. Schrager, as Vice President of LENNAR Partners, INC., a Florida Corporation (the "Company"), in accordance with Section 3.13 of the Agreement, hereby certifies on behalf of the Company that (i) a review of the activities of the Company during the year ended December 31, 2000 and of the Company's performance under the Agreement had been performed under my supervision, (ii) to the best of my knowledge, based on such review, the Company has maintained an effective internal control system relating to its servicing of the Mortgage Loans serviced by the Company and has fulfilled in all material respects its obligations under this Agreement throughout such period ended December 31, 2000, and (iii) the Company has reviewed no notice regarding qualification or challenging that status of either the Lower-Tier REMIC or the Upper-Tier REMIC as a REMIC from the IRS or any other governmental agency or body.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate as of the 1st day of March, 2001.

                                       /s/ Ronald E. Schrager
                                       --------------------------
                                       Ronald E. Schrager
                                       Vice President
                                       Lennar Partners, Inc.

                                                                 Exhibit 99.1(x)

                                    [GE Capital Real Estate Logo]
                                    [GE Capital Loan Services, Inc. Letterhead]
March 13, 2001

VIA FEDERAL EXPRESS

Wells Fargo Bank Minnesota, N.A         Lend Lease Asset Management, L.P.,
(formerly Norwest Bank Minnesota,       as Special Servicer
National Association), as Trustee       700 North Pearl Street, Suite 2400
11000 Broken Land Parkway               Dallas, Texas 75201
Columbia, Maryland 21044-3562           Attention: Michael O'Hanlon
Attention: Joan Clark
         Corporate Trust Services
         (CMBS) Ref. Chase Commercial
         Mortgage Corp., Series 2000-2

Chase Commercial Mortgage Securities with a copy to:
Corp., as Depositer                   Chase Commercial Mortgage Securities Corp.
270 Park Avenue                       270 Park Avenue
New York, NY 10017                    New York, NY 10017
Attention: Steven Z. Schwartz         Attention: Jeanne M. Mininall, Esq.

         Re:      Annual Statement as to Compliance
                  Commercial Mortgage Pass-Through Certificates, Series 2000-2

In accordance with Section 3.13 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 10, 2000, entered into in connection with the above-referenced Certificates, the undersigned officer of GE Capital Loan Services, Inc. (the "Servicer") hereby certifies that (i) a review of the activities of the Servicer for the period of time from June 10, 2000 through December 31, 2000 and of its performance under the Agreement has been made under such officer's supervision, (ii) to the best of such officer's knowledge, based on such review, the Servicer has maintained an effective internal control system relating to its servicing of the Mortgage Loans serviced by it and has fulfilled all its obligation under the Agreement in all material respects throughout such period, and (iii) the Servicer has received no notice regarding qualification, or challenging to the status of any Loan REMIC, the Lower-Tier REMIC or the Upper-Tier REMIC as a REMIC from the Internal Revenue Service or any other governmental agency or body.

/s/ Pat McEntee
---------------------------------------------------
Pat McEntee, Vice President, on behalf of GE Capital
Loan Services, Inc., in its capacity as Servicer

                                                                Exhibit 99.1(x)

                                  [CHASE Logo]

                               OFFICER CERTIFICATE

            Annual Statement as to Compliance for Calendar Year 2000

                   Chase Commercial Mortgage Securities Corp.
                  Commercial Mortgage Pass Through Certificates
                                  Series 2000-2

           Reference is hereby made to that certain Pooling and Servicing Agreement (the "Agreement"), dated and effective as of June 10, 2000 among Chase Commercial Mortgage Securities Corporation, as Depositor, GE Capital Loan Services, Inc., as Servicer, Lend Lease Asset Management, L.P., as Special Servicer, and Norwest Bank Minnesota, National Association, as Trustee. Capitalized terms used herein not otherwise defined shall the meanings assigned in the Agreement.

     1. A review of the activities of Chase Commercial Mortgage Bank (a unit of The Chase Manhattan Bank), as Sub-Servicer under the Pooling and Servicing Agreement, and Sub-Servicing Agreement, during the preceding year, and its performance has been made under this officer's supervision; and

     2. To the best of this officer's knowledge, we have maintained an effective internal control system relating to our servicing of the Mortgaged Loans and have fulfilled our obligations throughout such year.

     3. The Sub-Servicer has received no notification regarding qualification, or challenging the status, of the Trust Fund as a REMIC from the IRS or any other governmental agency.

     4. Terms not separately defined herein have the meanings specified in the Pooling Agreement.


     IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the 13 day of March, 2001.

                                                    /s/ Janice Smith
                                           -------------------------------
                                           Janice M. Smith, Vice President
                                           Chase Commercial Mortgage Bank



                               380 Madison Avenue, New York, NY 10017

          ------------------------------------------------------------
                     CHASE COMMERCIAL MORTGAGE BANKING CORP.
          ------------------------------------------------------------

                                                               Exhibit 99.1(xi)

                                  [CHASE Logo]

                               OFFICER CERTIFICATE

            Annual Statement as to Compliance for Calendar Year 2000

                   Chase Commercial Mortgage Securities Corp.
                  Commercial Mortgage Pass Through Certificates
                                  Series 2000-3

           Reference is hereby made to that certain Pooling and Servicing Agreement (the "Agreement"), dated and effective as of September 10, 2000 among Chase Commercial Mortgage Securities Corporation, as Depositor, The Chase Manhattan Bank, as Servicer, Lennar Partners, Inc., as Special Servicer, and State Street Bank and Trust Company, as Trustee. Capitalized terms used herein not otherwise defined shall the meanings assigned in the Agreement.

     1. A review of the activities of Chase Commercial Mortgage Bank (a unit of The Chase Manhattan Bank), as Servicer under the Pooling and Servicing Agreement, and Servicing Agreement, during the preceding year, and its performance has been made under this officer's supervision; and

     2. To the best of this officer's knowledge, we have maintained an effective internal control system relating to our servicing of the Mortgaged Loans and have fulfilled our obligations throughout such year.

     3. The Servicer has received no notification regarding qualification, or challenging the status, of the Trust Fund as a REMIC from the IRS or any other governmental agency.

     4. Terms not separately defined herein have the meanings specified in the Pooling Agreement.


     IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the 13 day of March, 2001.

                                                 /s/ Janice Smith
                                        -------------------------------
                                        Janice M. Smith, Vice President
                                        Chase Commercial Mortgage Bank



                             380 Madison Avenue, New York, NY 10017

         --------------------------------------------------------------
                     CHASE COMMERCIAL MORTGAGE BANKING CORP.
         --------------------------------------------------------------

                                                                Exhibit 99.1(xi)

                             CERTIFICATE OF OFFICER
                                       OF
                              LENNAR PARTNERS, INC.

                         Pooling and Servicing Agreement
      dated as of September 10, 2000, (the "agreement"), by and among Chase Commercial Mortgage Securities Corp., as Depositer, The Chase Manhattan Bank,
    as Servicer, State Street Bank and Trust Company, as Trustee, and Lennar
                       Partners, Inc., as Special Servicer
                                 (CHASE 2000-3)

The undersigned, Ronald E. Schrager, as Vice President of LENNAR Partners, INC., a Florida Corporation (the "Company"), in accordance with Section 3.13 of the Agreement, hereby certifies on behalf of the Company that (i) a review of the activities of the Company during the year ended December 31, 2000 and of the Company's performance under the Agreement had been performed under my supervision, (ii) to the best of my knowledge, based on such review, the Company has maintained an effective internal control system relating to its servicing of the Mortgage Loans serviced by the Company and has fulfilled in all material respects its obligations under this Agreement throughout such period ended December 31, 2000, and (iii) the Company has reviewed no notice regarding qualification or challenging that status of either the Lower-Tier REMIC or the Upper-Tier REMIC as a REMIC from the IRS or any other governmental agency or body.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate as of the 1st day of March, 2001.

                                       /s/ Ronald E. Schrager
                                       --------------------------
                                       Ronald E. Schrager
                                       Vice President
                                       Lennar Partners, Inc.